Exhibit 99.1

FARADAY FUTURE PROVIDES BUSINESS UPDATE

– ieFactory California Nearing Completion –

– Fundraising Effort Ongoing with Multiple Parties –

– Start of Production and Deliveries Expected in Q4 2022 –

LOS ANGELES--(BUSINESS WIRE)-- Aug. 29, 2022-- Faraday Future Intelligent Electric Inc. (“Faraday Future” or the “Company”) (NASDAQ: FFIE), a California-based global shared intelligent electric mobility ecosystem company, provided a business update as it works to raise additional capital and launch the FF 91.

The Company’s ieFactory California, in Hanford, California, has made continued progress in a challenging macro environment, and all equipment required for the Start of Production (“SOP”) is on site. Certain equipment needed to fully ramp production is currently scheduled to arrive later this year, as anticipated, and is not expected to materially affect the timing or rate of the production ramp up. With the equipment on site, Faraday Future has made substantial progress with equipment installation in vehicle manufacturing areas of the factory. “The ieFactory California team is producing high-quality production-intent vehicles for testing and validation, and I am very pleased to see the progress we have made readying the production area for SOP. I want to thank our team at Hanford and our outstanding contractors. Together we are building a truly world-class, luxury automotive plant,” said Dr. Carsten Breitfeld, Global CEO of Faraday Future.

The Company’s current business plan contemplates that it will launch (begin delivery) of the FF 91 in the fourth quarter of 2022, with testing, validation, and certification also complete in the fourth quarter. “We noted earlier some challenges with supply chain issues which affected our FF 91 timeline. We have announced the successful raising of $52 million in convertible note commitments and continue financing discussions with multiple parties, but delays in our anticipated timing to close these potential transactions have also impacted our launch timing,” continued Dr. Breitfeld. The Company has taken actions to preserve its cash position, including reducing spending, extending payment cycles, and implementing other similar measures. As of August 26, 2022, the Company’s U.S. cash balance was $47.2 million and restricted cash was $1.5 million. The timing and amount of additional funding raised could impact the timing and rate of our production ramp, which could substantially impact expected production volumes.

“The FF 91 will be the first high-end, high-performance, luxury, intelligent EV and will reset customer expectations for both driver and passenger experience. When we launch in the fourth quarter, we will show consumers what the future of connected, intelligent mobility can be,” concluded Dr. Breitfeld.

ABOUT FARADAY FUTURE

Faraday Future is a class defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

ADDITIONAL INFORMATION

The Company intends to file a proxy statement on Schedule 14A, an accompanying WHITE proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s stockholders for the Company’s special meeting of stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a copy of the definitive proxy statement, an accompanying WHITE proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by contacting the Company’s Investor Relations department at ir@faradayfuture.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

PARTICIPANTS IN THE SOLICITATION

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s special meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on May 13, 2022, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 15, 2022, and in the Company’s Current Reports on Form 8-K filed with the SEC from time to time. Changes to the direct or indirect interests of the Company’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the proxy statement for the Company’s special meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, and include (among others) statements regarding the expected timing of the launch of FF 91 and FF 81 vehicles and anticipated production capacity of the Company’s Hanford, California facility. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to close on above mentioned convertible notes, raise additional convertible notes and/or other financing the failure of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to obtain financial viability exception or stockholder approval under Nasdaq Rule 5635 to issue all of the shares issuable upon conversion of the previously announced convertible notes financing; the Company’s ability to remain in compliance with the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and it reporting obligations with the SEC, and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; the implementation of the Special Committee’s actions and related internal review by the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media:

John Schilling: john.schilling@ff.com

Tim Gilman: tim.gilman@ff.com